VOID VOID VOID

NUMBER

GS92

SHARES

1******

1****

****1******

*****1*****

LIVEREEL MEDIA CORPORATION

CONTINUED UNDER THE LAWS OF CANADA

THIS CERTIFIES THAT

SPECIMEN1 Common Shares**CUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP

1 Common SharesCUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP

CUSIP 53815101 Certificate GS92**SPECIMEN**1 Common Shares**CUSIP 53815101 **Certificate GS92**SPECIMEN**1 Common Shares**CUSIP 53815101 **Certificate

Certificate GS92SPECIMEN**1 Common Shares** CUSIP 53815101 **Certificate GS92**SPECIMEN**1 Common Shares** CUSIP 53815101 **Certificate GS92**SPECIMEN**1 Common

SPECIMEN1 Common Shares**CUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP

** SPECIMEN **

is the registered owner of

CUSIP : 538151 10 1

ISIN : CA5381511016

SPECIMEN1 Common Shares**CUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP

1 Common SharesCUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP 53815101**Certificate GS92**SPECIMEN**1 Common Shares**CUSIP

CUSIP 53815101 **Certificate GS92SPECIMEN**1 Common Shares**CUSIP 53815101 **Certificate GS92**SPECIMEN**1 Common Shares**CUSIP 53815101 **Certificate

Certificate GS92SPECIMEN**1 Common Shares** CUSIP 53815101 **Certificate GS92**SPECIMEN**1 Common Shares** CUSIP 53815101 **Certificate GS92**SPECIMEN**1 Common

** one **

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

LIVEREEL MEDIA CORPORATION

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED 2004/04/12

COUNTERSIGNED AND REGISTERED by
Equity Transfer & Trust Company Toronto, Ontario, Canada.
Transfer Agent and Registrar

Gregg Goldstein
President and Chief Executive Officer

J. Stephen Wilson
Secretary and Chief Financial Officer

By ______________________________
AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of Equity Transfer & Trust Company, Toronto, Ontario, Canada

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

est111-375910-19816659549

2028489

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

			-				-			

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

______________________________________ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________ Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated ______________________

Signature : ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by: ______________________

RESTRICTIONS

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.